SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)           September 15, 2000
                                                           ------------------




                                  TechSys, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                 0-24542                   22-3276736
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
  Of Incorporation)                 File Number)            Identification No.)




44 Aspen Drive, Livingston, New Jersey                       07039
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(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code   (973) 422-1666
                                                     ---------------------------


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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.
-----------------------

         TechSys, Inc. (the "Company") entered into an employment agreement with
H. William Gordon on September 15, 2000, effective September 5, 2000. Mr. Gordon will serve as the Company's Chief Executive Officer. The Company issued a press release on September 18, 2000 announcing Mr. Gordon's appointment.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

         (a)      Financial Statements.

          Not Applicable.

         (b)      Pro Forma Financial Information.

          Not Applicable.

         (c)      Exhibits.

          Exhibit 10 Employment Agreement dated as of September 5, 2000 by and between TechSys, Inc. and H. William Gordon

          Exhibit 99        Press Release issued September 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHSYS, INC.



Date:    September 22, 2000               By: STEVEN L. TRENK
                                              -------------------------
                                              Steven L. Trenk
                                              President

                                  EXHIBIT INDEX


          Exhibit No.       Title
          -------------     -----

          Exhibit 10 Employment Agreement dated as of September 5, 2000 by and between TechSys, Inc. and H. William Gordon

          Exhibit 99        Press Release issued September 18, 2000.